UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2007

DynCorp International Inc.

(Exact name of registrant as specified in charter)

Delaware	001-32869	01-0824791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3190 Fairview Park Drive, Suite 700, Falls Church, Virginia	22042
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (571) 722-0210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                          Other Events.

On June 6, 2007, DynCorp International Inc. (the “Company”) issued a press release announcing that its Board of Directors had authorized the Company to repurchase up to $10 million of its outstanding shares of common stock. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                          Financial Statements and Exhibits.

(d) The following are filed as Exhibits to this Report.

Exhibit 99.1	Press release by DynCorp International Inc. dated June 6, 2007 announcing the Company’s stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International Inc.

Date:	June 6, 2007	/s/ Michael J. Thorne
Michael J. Thorne
Senior Vice President, Chief Financial Officer and
Treasurer